                                                               EXECUTION VERSION

                                 AMENDMENT NO. 9
               TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

         AMENDMENT NO. 9 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT,
dated as of May 25, 2005, (the Amendment") by and between Merrill Lynch Mortgage
Capital Inc. (the "Buyer"), MortgageIT, Inc. ("MIT" and a "Seller") and
MortgageIT Holdings, Inc. ("Holdings" and a "Seller" and together with MIT the
"Sellers"):

         The Buyer and the Sellers are parties to that certain Amended and
Restated Master Repurchase Agreement, dated as of August 4, 2004, as amended by
Amendment No. 1, dated as of September 21, 2004, Amendment No. 2, dated as of
November 11, 2004, Amendment No. 3, dated as of November 18, 2004, Amendment No.
4, dated as of December 8, 2004, Amendment No. 5, dated as of December 10, 2004,
Amendment No. 6, dated as of December 17, 2004, Amendment No. 7, dated as of
March 7, 2005 and Amendment No. 8, dated as of May 12, 2005 (the "Existing
Repurchase Agreement"; as amended by this Amendment, the "Repurchase
Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

         The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase
Agreement.

         Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the
Existing Repurchase Agreement is hereby amended as follows:

         SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement
is hereby amended by:

         1.1 deleting the definitions of "Indebtedness" and "Tangible Net Worth"
in their entirety and replacing them with the following language:

         ""Indebtedness" shall mean, with respect to any Person, (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another
Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective
Indebtedness so secured has been assumed by such Person; (d) obligations
(contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person;
(f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of

others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and
(i) Indebtedness of general partnerships of which such Person is a general partner; provided, that such amount shall not include subordinated debt that matures more than six (6) months after the Termination Date."

         ""Tangible Net Worth" shall mean, for any Person, the Net Worth of such
Person determined in accordance with GAAP minus all intangible assets, including goodwill, patents, tradenames, trademarks, copyrights, franchises, any organizational expenses, deferred expenses, receivables from shareholders,
Affiliates or employees, and any other asset as shown as an intangible asset on the balance sheet of such Person on a consolidated basis as determined at a particular date in accordance with GAAP plus all subordinated debt that matures more than six (6) months after the Termination Date."

         1.2 adding the following definition in its proper alphabetical order:

         ""Adjusted Indebtedness" shall mean, for any Person, Indebtedness less only those obligations created, issued or incurred by such Person for borrowed money by the issuance and sale of debt securities that are sponsored, created, issued or incurred by such Person or its Affiliates in connection with securitizations."

         SECTION 2. Covenants. Section 12 of the Existing Repurchase Agreement
is hereby amended by deleting subsection (j)(ii) in its entirety and replacing it with the following language:

         "(ii) Maintenance of Ratio of Indebtedness to Tangible Net Worth. The
Sellers, on a consolidated basis, shall maintain the ratio of Adjusted
Indebtedness to Tangible Net Worth of no greater than 15:1 and the ratio of
Indebtedness to Tangible Net Worth no greater than 25:1."

         SECTION 3. Exhibits. Exhibit VIII to the Existing Repurchase Agreement
is hereby deleted in its entirety and replaced with Exhibit I hereto.

         SECTION 4. Conditions Precedent. This Amendment shall become effective on May 25, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

         2.1 Delivered Documents. On the Amendment Effective Date, the Buyer
shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

         (a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and the Seller; and

         (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

         SECTION 5. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

         SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                     MERRILL LYNCH MORTGAGE CAPITAL INC.,
                                           AS BUYER

                                           By: /s/ John Winchester
                                               ---------------------------------
                                               Name: John Winchester
                                               Title: Vice President

Seller:                                    MORTGAGEIT, INC.,
                                           AS SELLER

                                           By: /s/ Robert A. Gula
                                               ---------------------------------
                                               Name: Robert A. Gula
                                               Title: Chief Financial Officer

Seller:                                    MORTGAGEIT HOLDINGS, INC.,
                                           AS SELLER

                                           By: Glenn J. Mouridy
                                               ---------------------------------
                                               Name: Glenn J. Mouridy
                                               Title: President and Chief
                                                      Financial Officer

                          EXHIBIT I TO AMENDMENT NO. 9

                                                                    EXHIBIT VIII

                       MortgageIT's Officer's Certificate

         I, ___________________, do hereby certify that I am duly elected, qualified and authorized officer of MortgageIT, Inc. (the "MortgageIT"). This
Certificate is delivered to you in connection with Section 12(d)(iv) of the
Amended and Restated Master Repurchase Agreement dated as of August 4, 2004, among MortgageIT, MortgageIT Holdings, Inc. and Merrill Lynch Mortgage Capital
Inc. (the "Agreement"). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, MortgageIT is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

         (i) Maintenance of Tangible Net Worth. The Sellers, on a consolidated basis, have maintained a Tangible Net Worth of not less than $175,000,000.
     At no time has MortgageIT individually maintained a Tangible Net Worth at the end of any two consecutive calendar quarters of less than $25,000,000.

         (ii) Maintenance of Ratio of Indebtedness to Tangible Net Worth. The
     Sellers, on a consolidated basis, have maintained the ratio of Adjusted
     Indebtedness to Tangible Net Worth of no greater than 15:1 and the ratio of
     Indebtedness to Tangible Net Worth no greater than 25:1.

         (iii) Maintenance of Liquidity. MortgageIT has ensured that, as of the end of each calendar month, it has Cash Equivalents in an amount not less than $10,000,000.

         (iv) No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action the
     Seller has taken or proposes to take with respect thereto.]

         (v) Attached hereto as Schedule 1 is a true and correct list of all
     Mortgage Loans purchased by Buyer and held by the Custodian pending repurchase.

                                     Ex. I-1

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

                                                 By:
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                                                 Name:
                                                       -------------------------
                                                 Title:
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